Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2016
Prospectus

Effective September 1, 2016, the supplemental index for Select Banking Portfolio has changed from the MSCI U.S. IMI Banks 25-50 Index to the MSCI U.S. IMI Banks 5% Capped Index.

The supplemental index for Select Brokerage and Investment Management Portfolio has been renamed from the MSCI U.S. IMI Capital Markets 25-50 Index to the MSCI U.S. IMI Capital Markets 5% Capped Index.

Effective September 1, 2016, the supplemental benchmark for Select Financial Services Portfolio has changed from the MSCI U.S. IMI Financials 25-50 Index to the MSCI U.S. IMI Financials 5% Capped Index.

Effective September 1, 2016, the following information replaces similar information in the "Fund Basics" section under the heading "Principal Investment Strategies".

Financial Services Portfolio

The fund invests primarily in companies that provide financial services to consumers and industry. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, investment banks; brokerage and asset management firms; companies providing life, health, and/or property and casualty insurance; commercial banks; financial institutions providing mortgages and mortgage-related services, including mortgage REITS; providers of personal loans and other consumer finance services; credit agencies; stock exchanges; investment management firms; institutions providing custody services; and reinsurance companies.

SELFIN-16-04 1.916419.118	August 19, 2016